                                                                   EXHIBIT 10.28




                           LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT (this "Loan Agreement") is made as of February 7, 1996 among METRICOM, INC. ("Lender"), OVERALL WIRELESS COMMUNICATIONS CORPORATION ("Borrower") and Jean Warren (with respect to Section
11.9 only).


                                    RECITALS

                  Borrower wishes to obtain credit from Lender, and Lender desires to extend credit to Borrower. This Agreement sets forth the terms on which Lender will advance credit to Borrower, and Borrower will repay the amounts owing to Lender.

                                    AGREEMENT

         The parties to this Agreement agree as follows:

1.       DEFINITIONS AND CONSTRUCTION.

         1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms have the meanings given them in the Option Agreement (as defined below). As used in this Agreement, the following terms will have the following definitions:

                  (a) "ACCOUNTS" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

                  (b) "BORROWER'S BOOKS" means all of Borrower's books and records including ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment containing such information.

                  (c)      "CODE" means the California Uniform Commercial Code.

                  (d) "COLLATERAL" means the property described on EXHIBIT A attached hereto.

_____________________


* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.

                  (e) "EQUIPMENT" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

                  (f) "GAAP" means generally accepted accounting principles as in effect from time to time.

                  (g) "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                  (h) "INVENTORY" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

                  (i) "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                  (j) "LIEN" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

                  (k) "LOAN DOCUMENTS" means, collectively, this Agreement, the Note, the Pledge Agreement and any other agreement entered into between Borrower and Lender in connection with this Agreement, all as amended or extended from time to time.

                  (l) "MATERIAL ADVERSE EFFECT" means a material adverse effect on (1) the business operations or condition (financial or otherwise) of Borrower or (2) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

                  (m)      "MATURITY DATE" means [*].


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.

                                       2.

                  (n) "NEGOTIABLE COLLATERAL" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower's Books relating to any of the foregoing.

                  (o) "OBLIGATIONS" means all debt, principal, interest, Lender's costs and 1expenses in the enforcement of this Agreement, and other amounts owed to Lender by Borrower pursuant to this Agreement or any other Loan Document, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding.


                  (p) "OPTION AGREEMENT" that certain Option Agreement and Agreement and Plan of Reorganization among Lender, Borrower and Jean Warren dated as of the date hereof.


                  (q) "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.


                  (r) "PLEDGE AGREEMENT" means that certain Stock Pledge Agreement dated as of the date hereof between Jean Warren and Lender.


                  (s) "RESPONSIBLE OFFICER" means each of the Chief Executive Officer, the Chief Financial Officer and the Controller of Borrower.

         1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein will be construed in accordance with GAAP and all calculations made hereunder will be made in accordance with GAAP. When used herein, the term "financial statements" includes the notes and schedules thereto.

2.       LOAN AND TERMS OF PAYMENT.

         2.1      ADVANCES.

                  (a) At any time from the date hereof through [*], Borrower may from time to time request advances (each a "Level One Advance" and collectively, the "Level One Advances") from Lender [*]. To evidence each Level One Advance, Borrower will deliver to Lender, at the time of each Level One Advance request, an invoice for the equipment to be purchased or other costs relating to construction, deployment and operation. The Level One Advances will be used only to purchase equipment for and pay construction, operation and other costs associated with achieving and maintaining Ten Percent Completion.


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.


                                       3.

                  (b) At any time following Ten Percent Completion through the termination of the Option Agreement, Borrower may from time to time request advances (each a "Level Two Advance" and collectively, the "Level Two Advances") from Lender [*]. To evidence each Level Two Advance, Borrower will deliver to Lender, at the time of each Level Two Advance request, an invoice for the equipment to be purchased or other costs relating to construction, deployment and operation to be paid. The Level Two Advances will be used only to purchase equipment for and pay construction, operation and other costs associated with achieving and maintaining Forty Percent Completion.

                  (c) All Advances will be payable in full in one installment of principal, plus all accrued interest, on the Maturity Date.

                  (d) When Borrower desires to obtain an Advance, Borrower will notify Lender by facsimile transmission to be received no later than [*] before the day on which the Advance is to be made. Such notice will be substantially in the form of EXHIBIT B. The notice will be signed by a Responsible Officer and include a copy of the invoices described in this
Section 2.1. If all applicable conditions set forth in Section 3 have been met, Lender will loan to Borrower, by check or wire transfer as Borrower may specify, cash in the amount requested by the Advance within ten days of receipt of such notice.

                  (e)      [*].

         2.2      INTEREST RATE, PAYMENT, AND CALCULATION.

                  Except as set forth in this Section 2.2, any Advances will bear interest, on the outstanding principal balance, at a rate equal to [*] per annum. All Obligations will bear interest, from and after the occurrence of an Event of Default, at a rate [*]. Interest hereunder will be due and payable together with the principal on the Maturity Date. All interest chargeable under the Loan Documents will be computed on the basis of a 360-day year for the actual number of days elapsed.

3.       CONDITIONS OF LOANS.

         3.1 CONDITIONS PRECEDENT TO INITIAL LEVEL ONE ADVANCE. The obligation of Lender to make the initial Level One Advance is subject to the condition precedent that Lender will have received, in form and substance reasonably satisfactory to Lender, the following:

                  (a)      this Agreement and the Note;

                  (b)      the Pledge Agreement;


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.

                                       4.

                  (c) a governmental certificate as to the corporate standing of Borrower in its jurisdiction of incorporation;

                  (d) a certificate of Borrower's Secretary with respect to Borrower's Certificate of Incorporation and Bylaws, and authorizing resolutions of Borrower's board of directors, and containing incumbency information and specimen signatures of Responsible Officers;

                  (e)      financing statements (Forms UCC-1);

                  (f)      insurance certificate; and

                  (g) such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

                  3.2 CONDITIONS PRECEDENT TO INITIAL LEVEL TWO ADVANCE. The obligation of Lender to make the initial Level Two Advance is subject to the condition precedent that Borrower will have complied with the conditions precedent to all Level One Advances.

                  3.3 CONDITIONS PRECEDENT TO ALL ADVANCES. The obligation of Lender to make each Advance, including the initial Advance, is further subject to the following conditions:

                           (a)      timely receipt by Lender of the
Payment/Advance Request Form as provided in Section 2.1; and

                           (b)      the representations and warranties of
Borrower contained in Section 5 will be true and correct in all material respects on and as of the date of such Payment/Advance Request Form and on the effective date of each Advance as though made at and as of each such date, and no Event of Default will have occurred and be continuing, or would result from such Advance. The making of each Advance will be deemed to be a representation and warranty by Borrower on the date of such Advance as to the accuracy of the facts referred to in this Section 3.3(b).

4.       CREATION OF SECURITY INTEREST.

         4.1 GRANT OF SECURITY INTEREST. Borrower hereby grants to Lender a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.

                                       5.

         4.2 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower will from time to time execute and deliver to Lender, at the request of Lender, all Negotiable Collateral, all financing statements and other documents that Lender may reasonably request, in form satisfactory to Lender, to perfect and continue perfected Lender's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

         4.3 RIGHT TO INSPECT. Lender (through any of its officers, employees, or agents) will have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5.       REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants to Lender as follows:

         5.1 INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower contained in Section 3 of the Option Agreement are hereby incorporated herein by reference.

         5.2 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

         5.3 AUTHORIZATION; BINDING OBLIGATION. Borrower has all requisite corporate power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. All corporate action on the part of Borrower, its officers, directors and stockholders necessary for the authorization of this Agreement and the performance of all obligations of Borrower hereunder. This Agreement is a valid and binding obligation of Borrower, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (b) general principles of equity that restrict the availability of equitable remedies; and
(c) as the indemnification provisions of Section 9 of this Agreement may be limited by applicable law.

         5.4 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery, and performance of and compliance with this Agreement will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any term of its certificate of incorporation or bylaws, or of any mortgage, indenture,


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.


                                       6.

contract, agreement or instrument to which it is a party or by which it is bound or of any judgment, decree, order, writ or, to the best of Borrower's knowledge, any statute, rule or regulation applicable to Borrower, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Borrower or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to Borrower, its business or operations or any of its assets or properties.

         5.5 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the best of Borrower's knowledge, currently threatened against Borrower or Stockholder that questions the validity of this Agreement, the right of Borrower to enter into this Agreement or to consummate the transactions contemplated hereby.

         5.6 COMPLIANCE WITH LAWS; PERMITS. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery by Borrower of this Agreement except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the execution of this Agreement, as will be filed in a timely manner.

         Lender represents and warrants to Borrower as follows:

         5.7 INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Lender contained in Section 4 of the Option Agreement are hereby incorporated herein by reference.

         5.8 FULL DISCLOSURE. No representation, warranty or other statement made by Lender in any certificate or written statement furnished to Borrower contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

         5.9 AUTHORIZATION; BINDING OBLIGATION. Lender has all requisite corporate power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. All corporate action on the part of Lender, its officers, directors and stockholders necessary for the authorization of this Agreement and the performance of all obligations of Lender hereunder. This Agreement is a valid and binding obligation of Lender, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (b) general principles of equity that restrict the availability of equitable remedies; and (c) as the indemnification provisions of Section 9 of this Agreement may be limited by applicable law.


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.



                                       7.

         5.10 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery, and performance of and compliance with this Agreement will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any term of its certificate of incorporation or bylaws, or of any mortgage, indenture, contract, agreement or instrument to which it is a party or by which it is bound or of any judgment, decree, order, writ or, to the best of Lender's knowledge, any statute, rule or regulation applicable to Lender, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Lender or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to Lender, its business or operations or any of its assets or properties.

         5.11 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the best of Lender's knowledge, currently threatened against Lender that questions the validity of this Agreement, the right of Lender to enter into this Agreement or to consummate the transactions contemplated hereby.

         5.12 COMPLIANCE WITH LAWS; PERMITS. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery by Lender of this Agreement except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the execution of this Agreement, as will be filed in a timely manner.

6.       AFFIRMATIVE COVENANTS.

         Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Lender may have any commitment to make an Advance hereunder, Borrower will do all of the following:

         6.1 GOOD STANDING. Borrower will maintain its corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower will maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

         6.2 GOVERNMENT COMPLIANCE. Borrower will comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Lender's Lien on the Collateral.


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.



                                       8.

         6.3 TAXES. Borrower will make due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower has made such payments or deposits; provided that Borrower need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

         6.4      INSURANCE.

                  (a) Borrower, at its expense, will maintain liability insurance and will keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as described in the original Disclosure Schedule.

                  (b) All such policies of insurance will be in such form, with such companies, and in such amounts as reasonably satisfactory to Lender. All such policies of property insurance will contain a lender's loss payable endorsement, in a form satisfactory to Lender, showing Lender as an additional loss payee thereof and all liability insurance policies will show the Lender as an additional insured, and will specify that the insurer must give at least 20 days' notice to Lender before canceling its policy for any reason. Borrower will deliver to Lender certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy will, at the option of Lender, be payable to Lender to be applied on account of the Obligations.

         6.5 FURTHER ASSURANCES. At any time and from time to time Borrower will execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to effect the purposes of this Agreement.

7.       EVENTS OF DEFAULT.

         Any one or more of the following events will constitute an Event of Default by Borrower under this Agreement:

         7.1 PAYMENT DEFAULT. If Borrower fails to pay, when due, any of the Obligations.



_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.



                                       9.

         7.2      COVENANT DEFAULT.


                  (a) If Borrower or Jean Warren commits a material Breach under the Option Agreement and as to any Breach that can be cured, has failed to cure such default within [*] after Borrower receives notice thereof or any officer of Borrower becomes aware thereof (provided that no Advances will be required to be made during such cure period), or

                  (b) If Borrower or Jean Warren fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Lender and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within [*] after Borrower receives notice thereof or any officer of Borrower becomes aware thereof (provided that no Advances will be required to be made during such cure period);


         7.3 ATTACHMENT. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within [*], or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within [*] after Borrower receives notice thereof, provided that none of the foregoing will constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Advances will be required to be made during such cure period);

         7.4 INSOLVENCY. If an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within [*] (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding); and

         7.5 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Lender by any Responsible Officer pursuant to this Agreement or to induce Lender to enter into this Agreement or any other Loan Document, and as to a misrepresentation or misstatement that can be cured, Borrower fails to correct such misrepresentation or misstatement to Lender's satisfaction within [*] after Borrower receives notice thereof or any officer of

_______________


* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.


                                       10.

Borrower becomes aware thereof (provided that no Advances will be required to be made during such cure period).

8.       LENDER'S RIGHTS AND REMEDIES.

         8.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Lender may, at its election, without notice of its election and without demand (but subject to FCC approval, if required), do any one or more of the following, all of which are authorized by Borrower:

                  (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 7.4 all Obligations will become immediately due and payable without any action by Lender);

                  (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Lender;

                  (c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Lender reasonably considers advisable;

                  (d) Without notice to or demand upon Borrower, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender as Lender may designate. Borrower authorizes Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Lender's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, for up to 120 days in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

                  (e) Without notice to Borrower set off and apply to the Obligations any and all indebtedness at any time owing to or for the credit or the account of Borrower held by Lender;

                  (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Lender is hereby granted a license or other right, solely pursuant to the provisions of this Section 8.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets,


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.



                                       11.

trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lender's exercise of its rights under this Section 8.1, Borrower's rights under all licenses and all franchise agreements will inure to Lender's benefit;

                  (g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Lender determines is commercially reasonable;

                  (h) Lender may credit bid and purchase at any public sale; and

                  (i) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

         8.2 POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Lender (and any of Lender's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Lender's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Lender's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Lender determines to be reasonable; provided Lender may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Lender as Borrower's attorney in fact, and each and every one of Lender's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Lender's obligation to provide advances hereunder is terminated.

         8.3 ACCOUNTS COLLECTION. Effective only upon the occurrence and during the continuance of an Event of Default, Lender may notify any Person owing funds to Borrower of Lender's security interest in such funds and verify the amount of such Account. Borrower will collect all amounts owing to Borrower for Lender, receive in trust all payments as Lender's trustee, and immediately deliver such payments to Lender in their original form as received from the account debtor, with proper endorsements for deposit.

         8.4 LENDER'S LIABILITY FOR COLLATERAL. So long as Lender complies with reasonable business practices, Lender will not in any way or manner be liable or responsible for: (a) the


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.



                                       12.

safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral will be borne by Borrower.

         8.5 REMEDIES CUMULATIVE. Lender's rights and remedies under this Agreement, the Loan Documents, and all other agreements will be cumulative. Lender will have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy will be deemed an election, and no waiver by Lender of any Event of Default on Borrower's part will be deemed a continuing waiver. No delay by Lender will constitute a waiver, election, or acquiescence by it. No waiver by Lender will be effective unless made in a written document signed on behalf of Lender and then will be effective only in the specific instance and for the specific purpose for which it was given.

         8.6 DEMAND; PROTEST. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

9.       INDEMNIFICATION.

         Borrower will defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or costs and expenses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following, or consequential to transactions between Lender and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Lender's gross negligence or willful misconduct.

10.      ADDITIONAL AGREEMENTS.


         10.1 BREACH BY LENDER. In the event Lender fails to make any advance when due pursuant to this Agreement, and Lender fails to cure such breach within [*] business days after Borrower gives Lender notice thereof, Borrower will be entitled to [*]. The foregoing [*] will be suspended during any period during which there exists a good faith dispute concerning the compliance with the requirements of this Agreement of Borrower's request for the Advance in question.


         10.2     TERMINATION OF OPTION AGREEMENT.

                  (a) In the event Lender terminates the Option in accordance with Section 1.4(b)(2) of the Option Agreement, Borrower terminates the Option Agreement in accordance with Section 8.1(d) of the Option Agreement or the Option expires unexercised and in any such case there is no material Breach by Borrower or Jean Warren, Lender will promptly pay Borrower a



_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.


                                       13.

termination fee equal to the greater of (1) $1,000,000 plus all Level One Advances then outstanding (including all accrued but unpaid interest with respect thereto) and (2) the amount of all principal and accrued but unpaid interest under this Agreement.

                  (b) In the event either party terminates the Option Agreement pursuant to Section 8.1(b) of the Option Agreement, Lender will promptly pay Borrower a termination fee equal to (1) fifty percent (50%) of the aggregate amount of principal and accrued but unpaid interest then outstanding minus (2) $350,000.

                  (c) Any such termination fee may be paid, at the discretion of Lender, in cash or through cancellation of any amount owed by Borrower or Jean Warren to Lender or through a combination thereof.




                  10.3 ADDITIONAL PAYMENT. In the event lender is required to make an Additional Payment, and any portion of the proceeds hereunder are used to fund operations, then, notwithstanding anything to the contrary contained in the Option Agreement, "Acquisition Consideration," for purposes of the Option Agreement, will mean the sum of (a) [*], and (e) interest at the annual rate of [*] on the sum of (a), (b), (c) and (d) above from the Closing Date until the date of sale.



11.      MISCELLANEOUS.

         11.1 GOVERNING LAW. This Agreement will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

         11.2 SURVIVAL. The representations, warranties, covenants and agreements made herein will survive any investigation made by Borrower and the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of Borrower pursuant hereto in connection with the transactions contemplated hereby will be deemed to be representations and warranties by Borrower hereunder solely as of the date of such certificate or instrument.

         11.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         11.4 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party will be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         11.5 SEVERABILITY. In case any provision of the Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.



_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.


                                       14.

         11.6 AMENDMENT. This Agreement may be amended only by a writing executed by Borrower and Lender.

         11.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement will impair any such right, power or remedy, nor will it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party's part of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies under this Agreement or otherwise afforded to any party, will be cumulative and not alternative.

         11.8 NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement will be in writing and will be deemed properly delivered, given and received when delivered (by hand, by certified mail with return receipt requested, by courier or express delivery service or by telecopier) to the address or telecopier number set forth beneath the name of such party below (or to such other address or telecopier number as such party shall have specified in a written notice given to the other parties hereto):

                                if to Lender:

                                     Metricom, Inc.
                                     980 University Avenue
                                     Los Gatos, CA  95030
                                     Attention:  William D. Swain
                                     Telecopier:  (408) 399-8274

                                with a copy to:

                                     Cooley Godward Castro Huddleson & Tatum
                                     One Maritime Plaza, 20th Floor
                                     San Francisco, CA  94111-3580
                                     Attention:  Kenneth L. Guernsey
                                     Telecopier:  (415) 951-3699


                                if to Borrower:

                                     Jean Warren
                                     [*]



________________


* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.


                                       15.

                         with a copy to:

                                McAfee & Taft
                                Tenth Floor, Two Leadership Square
                                211 N. Robinson
                                Oklahoma City, OK 73102
                                Attention:  Gary F. Fuller
                                Facsimile:  (405) 235-0439

                                and

                                Lukas, McGowan, Nace & Gutierrez,
                                  Chartered
                                1111 Nineteenth Street, NW
                                Suite 1200
                                Washington, DC 20036
                                Attention:  Gerald S. McGowan and
                                              George L. Lyon, Jr.
                                Facsimile:  (202) 842-4485

         11.9 EXPENSES. Except as provided in Section 11.10, Lender will pay all costs and expenses that it incurs, and Jean Warren will pay all costs and expenses that Borrower incurs (either directly or through a capital contribution to Borrower in an amount equal to any costs and expenses paid by Borrower), with respect to the negotiation, execution, delivery and performance of this Agreement and the Exhibits hereto.

         11.10 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute will be entitled to recover from the losing party or parties all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which will include, without limitation, all fees, costs and expenses of appeals.

         11.11 REMEDIES CUMULATIVE; SPECIFIC PERFORMANCE. The rights and remedies of the parties hereto will be cumulative (and not alternative). In the event of any breach or threatened breach by any party of any covenant, obligation or other provision set forth in this Agreement, the other party will be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mand amus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach. Neither party will be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or proceeding.


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.



                                       16.

         11.12 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         11.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument.


_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.



                                       17.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

METRICOM, INC.                                  OVERALL WIRELESS COMMUNICATIONS
                                                CORPORATION


By:      /s/ Gary M. Green                      By:      /s/ Jean Warren
    ---------------------------------              ----------------------------
Name:          Gary M. Green                    Name:           Jean Warren
Title:         Chief Operating Officer          Title:          President




 /s/ Jean Warren
-------------------------------------
Jean Warren




____________________


* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.

                                    EXHIBIT A

                                   COLLATERAL

         The Collateral will consist of all right, title and interest of Borrower in and to the following:

         (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), base stations and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

         (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements (including specifically, but without limitation, all FCC broadcast or other licenses, subject only to FCC approval of transfer), franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

         (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

         (e) All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;


         (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trades secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the forgoing; and


         (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.




_____________________
* Confidential treatment has been requested for portions of this document marked with an asterisk pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These portions have been filed separately with the Commission.



                                      A-1.